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                                  EXHIBIT 23.2


                          CONSENT OF MERCHANT & GOULD


         We hereby consent to the reference to our name under the heading of "Experts" included in the Registration Statement of Atrix Laboratories, Inc., of which this Exhibit is a part, and in any amendments to the Registration Statement.

                                        MERCHANT & GOULD


Date:  April 3, 1996              By:        /s/ ALBIN J. NELSON
                                                 Albin J. Nelson